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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               __________________


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 15, 2003


                         OUTDOOR CHANNEL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           ALASKA                                          33-0074499
(State or Other Jurisdiction of                  (I.R.S. Employer Identification
       Incorporation)                                        Number)

                                     0-17287
                            (Commission File Number)


 43445 BUSINESS PARK DRIVE, SUITE 113
       TEMECULA, CALIFORNIA                                     92590
(Address of Principal Executive Offices)                      (Zip Code)


                                 (909) 699-4749
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 15, 2003, Outdoor Channel Holdings, Inc. ("Holdings") issued a news release announcing the status of certain corporate governance and other matters. A copy of the news release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Businesses Acquired.
             --------------------------------------------

                  Not Applicable

         (b) Pro Forma Financial Information.
             --------------------------------

                  Not Applicable

         (c) Exhibits.
             ---------

                  Exhibit No.       Description
                  -----------       -----------

                  Ex. 99.1          News release dated September 15, 2003.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OUTDOOR CHANNEL HOLDINGS, INC.



                                            By: /s/ Richard K. Dickson II
                                                --------------------------------
                                                Richard K. Dickson II
                                                COO AND CFO


Dated:  September 15, 2003



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                         OUTDOOR CHANNEL HOLDINGS, INC.
                                    FORM 8-K
                                  EXHIBIT INDEX

    EXHIBIT NO.                   DESCRIPTION                   METHOD OF FILING
    -----------                   -----------                   ----------------
        99.1        News release dated September 15, 2003       Filed herewith